EXHIBIT 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: J
PAGE OF PAGES: 1 | 5

2. AMENDMENT/MODIFICATION NO.: P00005
3. EFFECTIVE DATE: 14-Jun-2011
4. REQUISITION/PURCHASE REQ. NO.:
5. PROJECT NO. (If applicable):

6. ISSUED BY CODE W9113M
USASMDC/ARSTRAT
SMDC-RDC-EB
64 THOMAS JOHNSON DRIVE
FREDERICK MD 21702-4300

7. ADMINISTERED BY (If other than item 6) CODE
See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)
CLEVELAND BIOLABS, INC.
73 HIGH ST
BUFFALO NY 14203-1149

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0088

X 10B. DATED (SEE ITEM 13) 15-Sep-2010

CODE 3MWX2 FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐ A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☐ D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: mizel111336
See Schedule.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)
[signature]

16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
SANDRA J. O'CONNELL / CONTRACTING OFFICER
TEL: 301-619-2695 EMAIL: sandra.oconnell@us.army.mil

15B. CONTRACTOR/OFFEROR
John A. Marhofer, Jr.
(Signature of person authorized to sign)

15C. DATE SIGNED
6/23/11

16B. UNITED STATES OF AMERICA
BY [signature] O'Connell
(Signature of Contracting Officer)

16C. DATE SIGNED
23-Jun-2011

EXCEPTION TO SF 30
APPROVED BY OIRM 11-84

30-105-04

STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
FAR (48 CFR) 53.243

EXHIBIT 10.1

W9113M-10-C-0088
P00005
Page 2 of 5

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $1,343,759.00 from $6,933,761.00 to $8,277,520.00.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0006

The CLIN extended description has changed from Provide all necessary labor and materials, leading to the conduct of pilot animal efficacy studies in NHP model of GI-ARS at administration of the MRC at 24 hours post irradiation necessary for the item delivered in CLIN 0005. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1. to Provide all necessary labor and materials, leading to the conduct of pilot animal efficacy studies in NHP model of GI-ARS at administration of the MRC at 24 hours post irradiation necessary for the item delivered in CLIN 0005. All efforts shall be in accordance with the contractor's Statement of Work (SOW) dated: August 10, 2010, as attached in Section J, Attachment 1.Modification P00005: See Schedule of P00005 for updates to this CLIN..

The target cost has increased by $909,203.00 from $3,005,128.00 to $3,914,331.00.
The target profit/fee has increased by $81,828.00 from $270,461.00 to $352,289.00.
The minimum profit fee has increased by $22,380.00 from $118,220.00 to $140,600.00.
The maximum profit fee has increased by $111,898.00 from $450,769.00 to $562,667.00.
The total cost of this line item has increased by $991,031.00 from $3,275,589.00 to $4,266,620.00.

SUBCLIN 000606 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
000606	Funding for CLIN 0006. FFP Funding for CLIN 0006. FOB: Destination				$0.00

NET AMT $0.00

ACRN AG $991,031.00
CIN: 000000000000000000000000000000

CLIN 0026 is added as follows:

EXHIBIT 10.1

W9113M-10-C-0088
P00005
Page 3 of 5

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0026 OPTION	Uterine Weight Evaluation		Lot		$187,275.00

CPIF

Uterine Weight Evaluation in sexually mature animals as described in Task 4.1 incorporated through Modification P00005.

See Schedule of P00005.

FOB: Destination

TARGET COST	$171,812.00
TARGET FEE	$15,463.00
TOTAL TGT COST + FEE	$187,275.00
MINIMUM FEE	$5,154.00
MAXIMUM FEE	$25,772.00
SHARE RATIO ABOVE TARGET	80/20
SHARE RATIO BELOW TARGET	20/80

CLIN 0027 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0027	Program Management for Additional Tasks		Lot		$352,728.00

CPIF

See Schedule of P00005 for Description.

FOB: Destination

TARGET COST	$323,604.00
TARGET FEE	$29,124.00
TOTAL TGT COST + FEE	$352,728.00
MINIMUM FEE	$9,708.00
MAXIMUM FEE	$48,541.00
SHARE RATIO ABOVE TARGET	80/20
SHARE RATIO BELOW TARGET	20/80

SUBCLIN 002701 is added as follows:

EXHIBIT 10.1

W9113M-10-C-0088
P00005
Page 4 of 5

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
002701	Funding for CLIN 0027. FFP Funding for CLIN 0027. FOB: Destination				$0.00
				NET AMT	$0.00

ACRN AG $352,728.00
CIN: 000000000000000000000000000000

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 000606:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for CLIN 0026:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	N/A	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 0027:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Destination	N/A	Destination	Government

The following Acceptance/Inspection Schedule was added for SUBCLIN 002701:

INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

SUBCLIN 000606:
Funding on SUBCLIN 000606 is initiated as follows:

ACRN: AG

CIN: 000000000000000000000000000000

Acctng Data: 9700400260105Y5YCM40603884BP0255Y12YMMRW90GXK00690113YMMR12044008

EXHIBIT 10.1

W9113M-10-C-0088
P00005
Page 5 of 5

Increase: $991,031.00

Total: $991,031.00

CLIN 0025:

AG: 9700400260105Y5YCM40603884BP0255Y12YMMRW90GXK00690113YMMR12044008 (CIN 000000000000000000000000000000) was decreased by $1,343,759.00 from $1,541,895.00 to $198,136.00

SUBCLIN 002701:
Funding on SUBCLIN 002701 is initiated as follows:

ACRN: AG

CIN: 000000000000000000000000000000

Acctng Data: 9700400260105Y5YCM40603884BP0255Y12YMMRW90GXK00690113YMMR12044008

Increase: $352,728.00

Total: $352,728.00

(End of Summary of Changes)

Attachment Number 1 – CBLI SOW	W9113M-10-C-0088

Statement of Work

2.1	Statement of Work (SOW) (L.3.2.1; M.3.2.2.1) Dated August 10, 2010 (amended June 23, 2011)

Cleveland BioLabs, Inc.’s (CBLI) lead product, CBLB502, is currently being tested in Phase 1b clinical trials.  Both preclinical and clinical evidence support CBLB502’s use to repair Gastrointestinal (GI) damage from Acute Radiation Syndrome (ARS) and to restore the anatomic integrity and normal physiological functioning of the GI tract following radiation exposure.  CBLI is developing CBLB502 as a post-exposure Medical Radiation Countermeasure (MRC) in the treatment of ionizing radiation (IR) injury, specifically the GI subsyndrome of ARS (GI-ARS).  Further, our MRC will decrease incapacity of affected military forces following exposure to IR such that they can maintain operational effectiveness within a contaminated area, regardless of radiation source.  The completed work items listed in the Statement of Objectives (SOO) are included in this SOW for completeness and are indicated in italic below.

Technology Development Phase

CBLI shall arrange for, supervise, and provide all the human resources, facilities and expertise to prepare, submit and maintain an IND for ARS.  These activities include, but are not limited to, the activities listed below.

C.3.1.1.  CBLI completed cGMP compliant (21 CFR Part 210 and 211) small-scale manufacturing process development and qualification for CBLB502 and currently manufactures CBLB502 in a cGMP compliant manufacturing facility operated by SynCo Bio Partners N.V.  Two small-scale (5L) consistency batches with purity > 96% (Lots 09-COB4-3040-I01 and 09-COB4-3040-I02) were successfully manufactured in Nov-Dec 2009.

C.3.1.2.  CBLI successfully manufactured a cGMP compliant lot of CBLB502 for use in nonclinical toxicology and Phase 1 studies.  This lot of CBLB502 was used to support the ARS IND (#100,480) filed by CBLI for CBLB502 (CBLB502 IND) with the FDA (see Section C.3.1.6).

C.3.1.3.  CBLI completed development and validation of analytical assays for cGMP compliant product characterization and lot release.  The lot release specifications for small-scale process development were fortified based on a FDA recommendation and were used to release product for CBLI’s completed and ongoing clinical trials.  The lot release specifications for Bulk Drug Substance (BDS) include tests for appearance, pH, ID, purity, content, potency, endotoxin, residual DNA, residual host cell protein, and sterility.

Attachment Number 1 – CBLI SOW	W9113M-10-C-0088

C.3.1.4.  CBLI completed Good Laboratory Practices (GLP) compliant acute toxicology studies in mice and non-human primates (NHPs) to support the CBLB502 IND.  These studies were reviewed and approved by the FDA and will support the CBLB502 BLA filing for ARS (see Section C.3.2.10).  Animal protocols were approved by the local Institutional Animal Care and Use Committee (IACUC), for all studies, and DoD’s Animal Care and Use Review Office (ACURO), for all DoD funded studies.

C.3.1.5.  CBLI is in the process of conducting appropriate pilot animal model studies to support approval under the Animal Rule.  CBLI has established the Rhesus macaque (Macaca mulatta) and mice (Mus musculus) as the relevant animal models.  CBLI shall conduct such efficacy studies at a radiation dose sufficient to cause GI-ARS.  Animal protocols for studies occurring prior to or concurrent with the date hereof were approved by the local IACUC, for all studies, and ACURO, for all DoD funded studies.  All animal protocols for studies funded under this Statement of Work will be approved by the local IACUC and ACURO.  CBLI shall perform all necessary and appropriate steps to ensure agreement with the FDA on the animal models to be used in pivotal studies required for BLA submission under the Animal Rule.

C.3.1.5.1.  CBLI shall conduct such efficacy studies in Rhesus macaque (Macaca mulatta) at a radiation dose sufficient to cause GI-ARS with drug administered at 24 hours post irradiation.

C.3.1.5.2.  Option. CBLI shall conduct such efficacy studies in Rhesus macaque (Macaca mulatta) at a radiation dose sufficient to cause GI-ARS with drug administered at 48-120 hours post irradiation.

C.3.1.5.3.  CBLI shall conduct such efficacy studies in Rhesus macaque (Macaca mulatta) at a radiation dose sufficient to cause GI-ARS with drug administered at 4 hours post irradiation.

C.3.1.5.4.  CBLI shall provide for housing/recovery of up to 26 Rhesus macaque (Macaca mulatta) used as blood donor animals in pilot animal studies conducted under this SOW.

C.3.1.5.5.  Option. CBLI shall conduct such efficacy studies in mice (Mus musculus) at a radiation dose sufficient to cause GI-ARS with drug administered at 4-120 hours post irradiation.

C.3.1.5.6.  Option.  CBLI shall conduct a preclinical toxicity study to evaluate uterine weight in sexually mature mice (Mus musculus).

C.3.1.6.  CBLI submitted and received approval for an IND for use of CBLB502 in the treatment of ARS (IND 100,480).

C.3.1.7.  CBLI completed a Phase 1a dose escalation clinical safety/PK/PD study in a 50 healthy human subjects in accordance with FDA Good Clinical Practices (GCP). CBLI is currently conducting a Phase 1b dose validation study in 100 human subjects.  Institutional Review Board (IRB) approval was obtained at all institutions conducting the clinical trials.

Attachment Number 1 – CBLI SOW	W9113M-10-C-0088

C.3.1.8.  CBLI will store product from the same lot as was used in the Phase 1a and Phase 1b (Phase 1 product) clinical trials under cGMP controlled conditions for two years following the end of each trial.  CBLI has current storage data on the product used in both the Phase 1a and Phase 1b clinical trials (Phase 1 Product) beginning Sep 2007.

C.3.1.9. Perform an International Conference on Harmonisation (ICH-compliant stability testing program on the product referenced in C.3.1.8.

C.3.1.8 CBLI will perform program management and regulatory affairs tasks associated with SOW tasks C.3.1.1 – C.3.1.9.

Engineering, Manufacturing and Development Phase (CLIN0003 and CLIN0004)

CBLI shall arrange, for, supervise, and provide all the human resources, facilities and expertise to prepare and submit a BLA for GI-ARS indication under the FDA Animal Rule.  These activities include, but are not limited to, the activities listed below.

C.3.2.1.  CBLI completed development of a Lyo drug product formulation that is suitable for administration in humans and a delivery system that is suitable for military use.  Our envisioned delivery system will involve the drug product stored either at 2-8 oC or controlled room temperature (20-25oC) in single dose vials that would be administered intramuscularly after reconstituting the drug product using Water for Injection (WFI) using a syringe. This injection could be performed in the field and would not require a sterile environment or hospital bed.

C.3.2.2.  CBLI completed development and validation of analytical assays for cGMP compliant product characterization and lot release.  Lot release specifications shall be further refined for the large-scale consistency batches in consultation with the FDA.

C.3.2.3.  CBLI shall scale-up the manufacturing process to achieve a cGMP compliant large-scale manufacturing process for Lyo product formulation.  CBLI shall conduct product comparability studies to demonstrate cGMP compliant product comparability between each manufacturer.

C.3.2.4.  CBLI shall manufacture GMP product suitable for expanded nonclinical safety studies, definitive animal efficacy studies, and Phase 2 clinical trials.  CBLI shall manufacture consistency lots and perform large-scale process validation and proactively cooperate with the FDA Pre-Approval Inspection as required for product approval.

C.3.2.5.  CBLI shall perform an ICH-compliant stability testing program on drug product manufactured using validated manufacturing process for Phase 2 expanded safety clinical study and non-clinical definitive animal efficacy studies to establish a shelf life for the drug product in a delivery system suitable for military use.

Attachment Number 1 – CBLI SOW	W9113M-10-C-0088

C.3.2.6.  CBLI shall perform stability testing to establish operational storage and distribution temperature ranges. Using the established stability profile CBLI shall select the appropriate Time Temperature Indicator (TTI).

C.3.2.7.  CBLI shall conduct GLP-compliant Segment I and III reproductive toxicology studies to support submission of a BLA for CBLB502.  CBLI conducted GLP-compliant Segment II reproductive toxicology studies in Wistar rats and New Zealand white rabbits.  The reports were submitted to the FDA in June 2010.

C.3.2.8.  CBLI shall conduct necessary definitive efficacy studies in relevant animal models in accordance with GLP regulations and guidelines to support submission of a BLA for CBLB502.  CBLI shall discuss the design of these studies with the FDA for product approval under the Animal Rule.  All animal protocols for studies funded under this Statement of Work will be approved by the local IACUC and the DoD ACURO.

C.3.2.9.  CBLI shall conduct a Phase 2 expanded safety clinical study in a relevant human subject population in accordance with GCP.   The clinical protocol for this study will be approved by the DoD HSRRB, if the study is funded by the DoD, and the local IRB.

C.3.2.10.  CBLI shall prepare and submit in electronic CTD format a BLA for the GI-ARS indication for FDA review.  CBLI shall prepare and submit responses to requests for additional information from the FDA during the review process.

C.3.2.11.  CBLI shall deliver to the Government a minimum of one dose of the FDA approved medical radiation countermeasure (MRC) as part of CLIN 00004.

C.3.2.12.  CBLI shall partner with the DoD and support the submission of an EUA by preparation of letters that cross-reference the IND file and/or other regulatory documentation.

C.3.2.13. CBLI will perform program management and regulatory affairs tasks associated with SOW tasks C.3.2.1 – C.3.2.12.

C.3.3  Provision of a MRC.  CBLI shall provide a MRC that is supportable throughout the contemporary operating environment. The MRC shall have, at a minimum, the following key system attributes: (C.3.3.1.) it shall be operational across a wide range of temperatures; a shelf life of 2 years at  a storage temperature of – 20 to 0 degrees Celsius, (preferably having a shelf life > 2 years at a storage temperature of 20 to 35°C); (C.3.3.2.) it shall be suitable for administration in humans and a delivery system suitable for military use; and (C.3.3.3) it shall be labeled in compliance with FDA requirements and shall incorporate the following enabling technologies critical for the use of the MRC throughout the contemporary operating environment: (1) Item Unique Identification (IUID) labeling for each individual unit (e.g. vial) of CBLB502 IAW DFAR 252.211-7003, (2) incorporating Radio Frequency Identification (RFID) technology IAW DFAR 252.211-7006 on each shipping container, and (3) incorporating Time Temperature Indicators (TTI’s) on each MRC unit to provide an easy to read device to indicate any potential heat damaged product.

Attachment Number 1 – CBLI SOW	W9113M-10-C-0088

C.3.4 Prepare a SOW, IMS, CWBS, CWBS Dictionary, and Integrated Risk Management Plan.  CBLI shall submit a SOW, IMS (CDRL A003), CWBS (CDRL A002), CWBS dictionary and Integrated Risk Management Plan for the proposal that encompasses the entire scope of the project. The IMS shall be updated monthly to track progress. The CWBS elements shall define the complete scope of the contract to a breadth and depth necessary to describe the proposed effort to a minimum of Level 4. The IMS, CWBS, and SOW shall be structured to correlate with each other.

C.3.5.  Option: Prepare a Technical Data Package (TDP).  CBLI shall prepare a TDP (CDRL A009) for the use of CBLB502 to treat GI-ARS. This TDP shall include all necessary documentation and technical data for the Government, or its designee, to continue the development or production of CBLB502 to treat GI-ARS.    If at any time CBLB502 ceases to be marketed and is retired, or in the event CBLI defaults and fails to remedy said default before or after approval, CBLI shall transfer the TDP to the Government or its designee under a term specified in the contract.  CBLI shall also assist in technical transfer.  .

C.3.6  Option: Prepare and Deliver a Drug Master File (DMF).  CBLI shall prepare and deliver a DMF within 90 days of the Government exercising this option.

C.3.7.  Option: Utilize an Earned Value Management System (EVMS).  If total cost of efforts under cost type Contract Line Item Numbers is equal to or greater than $20M, CBLI shall utilize an Earned Value Management (EVM) System (EVMS) recognized by the cognizant Administrative Contracting Officer (ACO) as complying with the criteria provided in American National Standards Institute (ANSI)/Electronic Industries Alliance (EIA) EVMS standard (ANSI/EIA-748), DoD 5000.2-R, Mandatory Procedures for Major Defense Acquisition Programs (MDAPs) and Major Automated Information System (MAIS) Acquisition Programs (DFARS 252.242-7001 and DFARS 252.242-7002) as well as the policy letter, “Revision to DoD Earned Value Management Policy” dated March 7, 2005.  In the event this option is triggered, (i) CBLI shall hold an Integrated Baseline Review (IBR) within six months, unless otherwise agreed, to assess the realism and accuracy of the integrated performance measurement baseline, and (ii) CBLI shall provide monthly EVM reports and quarterly Contract Funds Status Reports using DD Form 1568.

C.3.8.  Option:  Produce 2,500 – 37,500 Troop Equivalent Doses.  CBLI shall produce between 2,500 and 37,500 Troop Equivalent Doses (TED) of CBLB502 and shall deliver the drug product to the government as directed.

C.4.  General

C.4.1.  CBLI shall provide the necessary qualified personnel, facilities, equipment, supplies, services, subcontractors, and related administrative and information technology support to accomplish the objectives.

Attachment Number 1 – CBLI SOW	W9113M-10-C-0088

C.4.2.  CBLI shall allow access to records, files, and other data derived from the work conducted under this Statement of Work for the purposes of audit by the FDA and/or by CBMS-MITS or its designees.

C.4.3  CBLI shall prepare a written Quality Plan that spells out the roles and responsibilities and allow the Government, or its designee, to audit CBLI or its Subcontractors for regulatory compliance and quality assurance purposes.

C.4.4.  CBLI shall package, handle, store and transport product in compliance with U.S. Pharmacopeia 1079 (Good Storage and Shipping Practices) and in accordance with FDA cGMP/DOD regulations and conformance to the intended military user. If required CBLI shall use proven commercial or military best inventory management practice to facilitate supply chain management.

C.4.5.  CBLI shall provide copies of all communications with the FDA and include the Government in all discussions with the FDA in accordance with CDRL.  CBLI shall also provide copies of study reports and Target Product Profile in accordance with CDRL.

C.4.6.  CBLI shall provide monthly Progress, Status and Management Reports that describe progress made within the period, summarize projected vs. actual progress, report costs, and inform the Government of existing or potential problem areas and risk mitigation plans. CBLI shall include with the submission of these reports invoices submitted during the report month.

C.4.7.  CBLI shall participate in a monthly teleconference to include Integrated Product Team meetings in accordance with CDRL or as needed.  CBLI shall provide minutes of teleconferences within one week.

C.4.8.  CBLI shall provide a summary report within three working days, of events that will cause more than a two week delay in schedule, or an increase in cost Estimate at Completion in accordance with CDRL.

C.4.9.  To ensure that CBLI is utilizing best business practices for clinical and nonclinical study data collection and reporting, CBLI shall employ an automated information system (AIS) in accordance with electronic common technical document (eCTD) and ICH guidance for electronic submissions to the FDA.  CBLI shall provide MITS JPMO with remote access via CBLI’s AIS to clinical and nonclinical data, within a timely manner following CBLI’s quality assurance review and acceptance.

C.4.10.  CBLI provided a copy of company’s Code of Business Ethics and Conduct as a Final Proposal Revision submission.